SUPPLEMENT TO THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is October 1, 2021.

For the MFS® Funds listed below:

MFS® ALABAMA MUNICIPAL BOND FUND	MFS® MUNICIPAL INTERMEDIATE FUND
MFS® ARKANSAS MUNICIPAL BOND FUND	MFS® NEW YORK MUNICIPAL BOND FUND
MFS® CALIFORNIA MUNICIPAL BOND FUND	MFS® NORTH CAROLINA MUNICIPAL BOND FUND
MFS® GEORGIA MUNICIPAL BOND FUND	MFS® PENNSYLVANIA MUNICIPAL BOND FUND
MFS® MARYLAND MUNICIPAL BOND FUND	MFS® SOUTH CAROLINA MUNICIPAL BOND FUND
MFS® MASSACHUSETTS MUNICIPAL BOND FUND	MFS® TENNESSEE MUNICIPAL BOND FUND
MFS® MISSISSIPPI MUNICIPAL BOND FUND	MFS® VIRGINIA MUNICIPAL BOND FUND
MFS® MUNICIPAL INCOME FUND	MFS® WEST VIRGINIA MUNICIPAL BOND FUND

After October 1, 2021, MFS Tennessee Municipal Bond Fund will be reorganized into MFS Municipal Intermediate Fund.  After October 1, 2021, all references to MFS Tennessee Municipal Bond Fund are hereby deleted in their entirety.

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